Exhibit 13.1

REDIFF.COM INDIA LIMITED

12TH ANNUAL REPORT
2006-2007
(UNDER COMPANIES ACT, 1956)
(INDIAN LAWS)

Rediff.com India Ltd.

Board of Directors

Ajit Balakrishnan (Chairman & Managing Director)
Arun Nanda
Sunil Phatarphekar
Pulak Prasad
Ashok Narasimhan
Sridar Iyengar
Rashesh Shah

Statutory Auditors

M/s. Deloitte Haskins & Sells
Chartered Accountants
12, Dr. Annie Besant Road
Opp. Shiv Sagar Estate
Worli
Mumbai 400 018

Registered Office

First Floor,
Mahalaxmi Engineering Estate
L. J. First Cross Road
Mahim (West)
Mumbai 400 016

Contents

Sr. no.	Particulars	Page Nos.
	Documents as required under Companies Act, 1956 (Indian law)
1.	Notice of Annual General Meeting	1
2.	Directors Report of Rediff.com India Ltd.	2-4
3.	Auditors’ Report of Rediff.com India Ltd.	5-9
4.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com India Ltd.	10-40
5.	Directors Report of Rediff Holdings Inc.	41
6.	Auditors’ Report of Rediff Holdings Inc.	42
7.	Balance Sheet and P&L Account, Schedules thereto of Rediff Holdings Inc.	43-54
8.	Directors Report of India Abroad Publications Inc.	55
9.	Auditors’ Report of India Abroad Publications Inc.	56
10.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications Inc.	57-69
11.	Directors Report of India in New York Inc	70
12.	Auditors’ Report of India in New York Inc	71
13.	Balance Sheet and P&L Account, Schedules thereto of India in New York Inc	72-80
14.	Directors Report of India Abroad Publications (Canada) Inc.	81
15.	Auditors’ Report of India Abroad Publications (Canada) Inc.	82

16.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications (Canada) Inc.	83-92
17.	Directors Report of Rediff.com Inc.	93
18.	Auditors’ Report of Rediff.com Inc.	94
19.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com Inc.	95-104
20.	Directors Report of Value Communications Corporation	105
21.	Auditors’ Report of Value Communications Corporation	106
22.	Balance Sheet and P&L Account, Schedules thereto of Value Communications Corporation	107-114
23.	Proxy Form and Attendance Slip	115

NOTICE

Notice is hereby given that the Twelfth Annual General Meeting of the Members of Rediff.com India Limited will be held on Friday, 21st September, 2007, at 10 a.m. (IST) at the Registered Office of the Company situated at First Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400016, to transact the following business:

ORDINARY BUSINESS

1.	To receive, consider and adopt the Audited Balance Sheet as at March 31, 2007 and Profit & Loss Account for the year ended as on that date and the reports of the Auditors and Directors’ thereon.

2.	To appoint a Director in place of Diwan Arun Nanda, Director retiring by rotation and being eligible, offers himself for reappointment.

3.	To appoint a Director in place of Mr. Sunil Phatarphekar, Director retiring by rotation and being eligible, offers himself for reappointment.

4.	To appoint Auditors and fix their remuneration by passing the following resolution as an Ordinary Resolution with or without modification(s);

“RESOLVED that M/s Deloitte Haskins & Sells, Chartered Accountants, Mumbai be and are hereby re-appointed as Statutory Auditors of Rediff.com India Limited and to hold office from the conclusion of this Annual General Meeting till the conclusion of the next Annual General Meeting at a remuneration to be decided by the Board of Directors/Audit Committee of the Directors of the Company.”

                             By Order of the Board
                    For Rediff.com India Limited

                      sd/-
PLACE: MUMBAI                                                                           Jyoti Dialani
DATE: 12th July, 2007                                                                                 Company Secretary & Manager Legal

NOTES:
A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF/HERSELF AND SUCH A PROXY NEED NOT BE A MEMBER OF THE COMPANY. PROXIES TO BE EFFECTIVE MUST BE RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE COMMENCEMENT OF THE ANNUAL GENERAL MEETING.

REDIFF.COM INDIA LIMITED

DIRECTORS’ REPORT

To,
The Members,
Rediff.com India Limited

Your Directors have pleasure in presenting to you the Twelfth Annual Report together with the Audited Annual Accounts for the year ended March 31, 2007.

1.	REDIFF.COM INDIA LTD.’S FINANCIAL HIGHLIGHTS

(a)	Total Income:- Rs.1,117 million (previous year Rs.594 million).
(b)	Operating expenses:- Rs.860 million (previous year Rs.537 million).
(c)	Operating Profits before depreciation, amortization, impairment of Investments and taxes:- Rs.399 million (previous year profit of Rs.124 million).
(d)	Net Profit/ Loss:- After providing for depreciation and amortization of Rs.142 million and taxes of Rs.4 million net profits for the year were Rs.253 million (previous year net profit Rs.55 million).

2.	DIVIDEND

Your Board does not recommend any dividend.

3.	CORPORATE GOVERNANCE

The various committees constituted by the Company including the Audit Committee and Compensation Committee have been functioning satisfactorily during the year. The present Board comprises of eminent professionals from various fields, in addition to Chairman and Managing Director who looks after the day to day affairs of the Company.

The composition of the Audit Committee of the Board is as follows:-

Name	Designation in the Committee
Sridar Iyengar	Chairman
Sunil Phatarphekar	Member
Rashesh Shah	Member
Ashok Narasimhan	Member (resigned with effect from 11th May, 2007)

The composition of the Compensation Committee of the Board is as follows:-

Name	Designation in the Committee
Ajit Balakrishnan	Chairman
Arun Nanda	Member
Sunil N Phatarphekar	Member

REDIFF.COM INDIA LIMITED

4.	FIXED DEPOSITS

During the year under review, our Company had not accepted any Fixed Deposit from the Public.

5.	DIRECTORS

In accordance with the provisions of the Companies Act, 1956, Arun Nanda and Sunil Phatarphekar, Directors retire by rotation at the conclusion of the ensuing Annual General Meeting and being eligible, offer themselves for re-appointment.

6.	PARTICULARS OF EMPLOYEES

The Company had employees who were in receipt of remuneration of not less than Rs.24 lakhs during the year ended 31st March, 2007 or not less than Rs.2 lakhs per month during any part of the said year. However, as per the provisions of section 219(1)(b)(iv) of the Companies Act, 1956, the Directors Report being sent to the shareholders does not include this Annexure. Any shareholder interested in obtaining a copy of the Annexure may write to the Company Secretary at the Registered Office of the Company.

7.	AUDITORS

M/s. Deloitte Haskins & Sells, Chartered Accountants, the Statutory Auditors of Company and  who hold  the office till the conclusion of ensuing Annual General Meeting are eligible to be re-appointed as the Statutory Auditors of the Company till the conclusion of next Annual General Meeting. The Company has received from the Auditors undertaking their eligibility to accept the office, if reappointed. The members are requested to consider their re-appointment as set out in the Notice convening the Annual General Meeting.

The observations made by the Auditors’ in their report and notes to accounts are self- explanatory and do not call for any further comments.

8.	DIRECTORS’ RESPONSIBILITY STATEMENT

Pursuant to Section 217 (2AA) of the Companies Act, 1956, the Directors confirm that:

a)	In the preparation of the annual accounts, the applicable accounting standards had been followed along-with proper explanation relating to material departures.
b)
The Directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the Company at the end of the financial year on March 31, 2007 and of the profit of the company for that period.

c)
The Directors have taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of the Companies Act, 1956, for safeguarding the assets of the company and for preventing and detecting the frauds and other irregularities.

REDIFF.COM INDIA LIMITED

d)	The directors had prepared the annual accounts on a going concern basis.

9.	CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information required under Section 217(1)(e) of the Companies Act, 1956 read with the Companies (Disclosure of Particulars in the Report of the Board of Directors) Rules, 1988 is as under:

1.         Conservation of Energy:-

The operation of your Company is not energy intensive. Adequate measures have however been taken to reduce energy consumption by using energy efficient computer equipments incorporating latest technologies.

2.         Technologies Absorption

Since technology related to internet portal business is constantly evolving, continuous investments and improvements are being made to the content, community and commerce offerings made to the customers. The investments are classified as deferred revenue expenditure and amortized.

3.         Foreign Exchange Earnings and outgo

Foreign exchange earned by the Company in the fiscal year ended March 31, 2007 was Rs.49 million and the foreign exchange outgo in the same period was Rs. 92 million.

10.	ACKNOWLEDGEMENTS

The Directors place on record their appreciation for the dedicated services rendered by the employees of our Company and acknowledge the cooperation extended by our Company’s bankers.

On behalf of Board of Directors

Place : Mumbai	Sd/-
Date : July 12, 2007	Ajit Balakrishnan
Chairman and Managing Director

(U.S.$1= Rs.45.35 for the year 2006-2007and Rs.44.34 for year 2005-2006)

AUDITORS' REPORT

TO THE MEMBERS OF REDIFF.COM INDIA LIMITED

1.
We have audited the attached Balance Sheet of REDIFF.COM INDIA LIMITED as at March 31, 2007, the Profit and Loss Account for the year ended on that date and the Cash Flow Statement for the year ended on that date, both annexed thereto. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

2.
We conducted our audit in accordance with the auditing standards generally accepted in India. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

3.
As required by the Companies (Auditor's Report) Order, 2003 issued by the Central Government in terms of Section 227(4A) of the Companies Act, 1956, we give in the Annexure a statement on the matters specified in paragraphs 4 and 5 of the said Order, to the extent applicable to the Company.

4.	Further to our comments in the Annexure referred to in paragraph 3 above:

(a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit;

(b)	in our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books;

(c)	the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in agreement with the books of account;

(d)
in our opinion, the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in compliance with the Accounting Standards referred to in Section 211(3C) of the Companies Act, 1956;

(e)
in our opinion and to the best of our information and according to the explanations given to us, the said accounts, give the information required by the Companies Act, 1956, in the manner so required, give a true and fair view in conformity with accounting principles generally accepted in India:

(i)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2007; and

(ii)	in the case of the Profit and Loss Account, of the profit of the Company for the year ended on that date; and

(iii)	in the case of the Cash Flow Statement, of the cash flows of the Company for the year ended on that date.

5.
On the basis of written representations received from the directors, as on 31st March, 2007 and taken on record by the Board of Directors, we report that none of the directors is disqualified as on 31st March, 2007 from being appointed as a director in terms of clause (g) of sub-section (1) of Section 274 of the Companies Act, 1956.

For Deloitte Haskins & Sells
Chartered   Accountants

P.R. Ramesh
Partner
 (Membership No.70928)
MUMBAI, July 12, 2007

ANNEXURE TO THE AUDITORS’ REPORT
(Referred to in paragraph 3 of our report of even date)

(i)	The nature of the Company’s business/ activities during the year is such that clauses (ii), (viii), (xiii) and (xiv) of paragraph 4 of CARO are not applicable to the Company.

(ii)	In respect of its fixed assets:

(a)	The Company has maintained proper records showing full particulars, including quantitative details and situation of fixed assets.

(b)
Some of the fixed assets have been physically verified by the Management in accordance with a programme of verification which in our opinion provides for physical verification of all the fixed assets at reasonable intervals having regard to the size of the Company and the nature of its assets. According to the information and explanations given to us no material discrepancies were noticed on such verification.

(c)
The fixed assets disposed off during the year, in our opinion, do not constitute a substantial part of the fixed assets of the Company and such disposal has, in our opinion, not affected the going concern status of the company.

(iii)
According to the information and explanation given to us, the Company has not granted or taken any loans, secured or unsecured, to or from companies, firms or other parties covered in the register maintained under section 301 of the Companies Act, 1956. Therefore, the provisions of paragraph 4 (iii) (a) to (g) of the Order are not applicable to the Company.

(iv)
In our opinion and according to the information and explanations given to us, there are adequate internal control systems commensurate with the size of the Company and the nature of its business for the purchase of fixed assets and sale of services. The nature of the Company’s business is such that it does not involve purchase of inventories and sale of goods. During the course of the audit we have not observed any major weaknesses in such internal control system.

(v)
In respect of contracts or arrangements to be entered in the register maintained in pursuance of Section 301 of the Companies Act, 1956, to the best of our knowledge and belief and according to the information and explanations given to us, there were no contracts or arrangements referred to Section 301 that were needed to be entered into the register required to be maintained under the said section.

(vi)
According to the information and explanations given to us, the Company has not accepted deposits in terms of provisions of Sections 58A and 58AA or other relevant provisions of the Companies Act, 1956.

(vii)
In our opinion, the internal audit functions carried out during the year by a firm of Chartered Accountants appointed by the management have been commensurate with the size of the Company and the nature of its business.

(viii)	According to the information and explanations given to us in respect of statutory and other dues:

(a)
The Company has been generally regular in depositing undisputed statutory dues, including Provident Fund, Investor Education and Protection Fund, Employees State Insurance, Income Tax, Sales Tax, Wealth Tax, Service Tax, Custom Duty, Excise Duty and other material statutory dues with the appropriate authorities during the year. There were no undisputed amounts payable on account of the above dues, outstanding as at March 31, 2007 for a period of more than six months from the date they became payable.

(b)
According to the information and explanations given to us, there were no dues on account of Sales Tax, Income Tax, Wealth Tax, Custom Duty, Excise Duty, Service Tax and Cess which have not been deposited as at 31st March, 2007 on account of disputes.

(ix)
The Company’s accumulated losses as at March 31, 2007 is not in excess of fifty percent of its net worth. The Company has not incurred cash losses during the financial year covered by our audit and in the immediate preceding financial year.

(x)
According to the information and explanations given to us, there were no dues payable by the Company to financial institutions, banks and debenture holders during the year. Therefore, the provisions of paragraph 4 (xi) of the Order are not applicable to the Company.

(xi)
According to the information and explanations given to us, the Company has not granted loans and advances on the basis of security by way of pledge of shares, debentures and other securities. Therefore, the provisions of paragraph 4 (xii) of the Order are not applicable to the Company.

(xii)
According to the information and explanations given to us, during the year the Company has not given any guarantee for loans taken by others from banks and financial institutions. Therefore, the provisions of paragraph 4 (xv) of the Order are not applicable to the Company.

(xiii)	According to the information and explanations given to us, the Company has not availed any term loan. Therefore, the provisions of paragraph 4 (xvi) of the Order are not applicable to the Company.

(xiv)
According to the information and explanations given to us, and on an overall examination of the balance sheet of the Company, funds raised on short-term basis have prima facie not been used during the year for long term investment.

(xv)
According to the information and explanations given to us, the Company has not made any preferential allotment of shares during the year. Therefore, the provisions of paragraph 4 (xviii) of the Order are not applicable to the Company.

(xvi)
According to the information and explanations given to us, the Company has not issued any debentures during the year. Therefore, the provisions of paragraph 4 (xix) of the Order are not applicable to the Company.

(xvii)
According to the information and explanations given to us, during the year the Company has not raised any money through public issue. Therefore, the provisions of paragraph 4 (xx) of the Order are not applicable to the Company.

(xviii)	To the best of our knowledge and belief and according to the information and explanations given to us, no fraud on or by the Company was noticed or reported during the year.

For Deloitte Haskins & Sells
Chartered   Accountants

Sd/-
P. R. Ramesh
Partner
 (Membership No. 70928)
MUMBAI, July 12, 2007

REDIFF.COM INDIA LIMITED

Balance Sheet as at March 31, 2007

	Schedule #	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees
SOURCES OF FUNDS

Shareholders' funds :

Share Capital	1	73,019,000	72,698,000
Stock Options Outstanding		-	78,150
Reserves and surplus	2	5,526,684,853	5,473,553,058

TOTAL		5,599,703,853	5,546,329,208

APPLICATION OF FUNDS

Fixed assets :	3

Gross Block		826,370,837	578,212,971
Less : Depreciation/ Amortisation		(487,522,537)	(352,712,574)
Net Block		338,848,300	225,500,397

Capital work-in-progress		84,157,236	12,079,037
		423,005,536	237,579,434

Investments	4	849,999,371	824,299,371

Current assets, loans and advances :

Sundry debtors	5	401,573,412	203,414,506
Cash and bank balances	6	2,263,748,897	2,336,803,209
Loans and advances	7	203,203,331	143,726,456
		2,868,525,640	2,683,944,171

Less :
Current liabilities and provisions :

Liabilities	8	389,184,298	315,553,946
Provisions	9	29,696,512	13,809,933
		418,880,810	329,363,879

Net current assets		2,449,644,830	2,354,580,292

Profit and loss account		1,877,054,116	2,129,870,111

TOTAL		5,599,703,853	5,546,329,208

Significant Accounting Policies and Notes to the Accounts	14

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

Sd/-	Sd/-	Sd/-	Sd/-

P.R. Ramesh	A. Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director	Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: July 12, 2007	Dated: July 12, 2007

REDIFF.COM INDIA LIMITED
Profit & Loss Account for the year ended March 31, 2007

	Schedule #	2006-07 Rupees	2005-06 Rupees

INCOME

Operating revenues	10	941,442,096	540,147,913

Other income	11	175,928,915	54,331,498

Total		1,117,371,011	594,479,411

EXPENDITURE

Personnel cost	12	245,571,469	133,251,897

Administrative, Selling and Other expenses	13	472,716,515	337,717,428

Depreciation and Amortisation		142,106,391	65,607,312

		860,394,375	536,576,637

Profit before taxes		256,976,636	57,902,774

Provision for
- current tax		1,500,000	-
- fringe benefit tax		2,556,571	2,811,636
- wealth tax		104,070	44,070

Profit after tax		252,815,995	55,047,068

Deficit brought forward from previous year		(2,129,870,111)	(2,184,917,179)

Balance carried to balance sheet		(1,877,054,116)	(2,129,870,111)

Basic Earnings Per Share (Rs.)		17.38	4.08
Diluted Earnings Per Share (Rs.)		16.93	4.00

Significant Accounting Policies and Notes to the Accounts	14

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

Sd/-	Sd/-	Sd/-	Sd/-

P.R. Ramesh	A. Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director	Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: July 12, 2007	Dated: July 12, 2007

REDIFF.COM INDIA LIMITED SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2007
SCHEDULE1 : SHARE CAPITAL

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Authorized :
24,000,000 (Previous year 24,000,000) Equity shares of Rs.5 each	120,000,000	120,000,000

Issued and subscribed :
14,603,800 (Previous year 14,539,600) Equity shares of Rs.5 each fully paid up	73,019,000	72,698,000
(Refer notes below)

TOTAL	73,019,000	72,698,000

Note 1: Included in issued and subscribed capital are 4,453,600 (previous year 4,389,400) equity shares represented by 8,907,200 (Previous year 8,778,800) ADRs.

Note 2: During the year, 64,200 equity shares (previous year 146,310) of Rs. 5 each (representing 128,400 ADRs, previous year 292,620 ADRs ) were issued pursuant to the exercise of stock options under the ADR linked Employee Stock Option Plans.

SCHEDULE 2: RESERVES & SURPLUS

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Securities Premium Account:
As per last balance sheet	5,473,553,058	3,424,095,466
Add: Premium on exercise of stock options	53,131,795	46,799,927
Add: Premium on additional capital raised during the year	-	2,002,657,665

TOTAL	5,526,684,853	5,473,553,058

REDIFF.COM INDIA LIMITED
SCHEDULE FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2007

SCHEDULE 3: FIXED ASSETS

PARTICULARS	GROSS BLOCK				DEPRECIATION/ AMORTISATION				NET BLOCK
	COST AS	ADDITIONS	DELETION	COST AS	AS AT	FOR		AS AT	AS AT	AS AT
	AT			AT		THE PERIOD	DELETIONS
	01.04.2006			31.03.2007	01.04.2006			31.03.2007	31.03.2007	31.03.2006
	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.
TANGIBLE ASSETS
FURNITURE AND FITTINGS	18,047,872	377,430	605,239	17,820 063	10,435,355	1,944,116	605,239	11,774,232	6,045,831	7,612,517

COMPUTERS	493,436,978	223,510,242	4,308,342	712,638,878	307,168,910	118,873,255	4,140,502	421,901,663	290,737,215	186,268,069

OFFICE EQUIPMENTS	12,586,928	1,064,104	495,807	13,155,725	6,340,112	1,348,250	239,675	7,448,687	5,706,538	6,246,816

VEHICLES	11,809,537	6,242,048	4,733,165	13,318,420	3,734,015	1,647,806	2,311,012	3,070,810	10,247,610	8,075,522

LEASE HOLD IMPROVEMENTS	12,189,342	514,971	-	12,704,313	8,403,351	1,070,427	-	9,473,778	3,230,535	3,785,991

INTANGIBLE ASSETS:

SOFTWARE CAPITALISATION	30,142,314	26,591,624	-	56,733,938	16,630,831	17,222,537	-	33,853,368	22,880,570	13,511,483

TOTAL	578,212,971	258,300,419	10,142,553	826,370,837	352,712,574	142,106,391	7,296,428	487,522,537	338,848,300	225,500,397

PREVIOUS YEAR	393,895,540	193,697,909	9,380,478	578,212,971	293,879,879	65,607,312	6,774,617	352,712,574	225,500,397	-

REDIFF.COM INDIA LIMITED SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2007
SCHEDULE 4 : Investments ( at cost less provision for diminuition in value )

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Long Term Investments
(Unquoted, Fully paid up)

In wholly owned subsidiary companies

Rediff Holdings Inc., U.S.A.	1,134,483,000	1,134,483,000
11,066,667 Equity shares
of USD 0.0001 per share
Less : Provision for dimunition in value	(310,183,629)	(310,183,629)
(Refer note B 9 in Schedule 14)	824,299,371	824,299,371

Value Communications Corporation, U.S.A .	340,609,949	340,609,949
12,000,000 Equity shares of no par value
Less : Provision for dimunition in value	(340,609,949)	(340,609,949)
	-	-
Trade Investment

Tachyon Technologies Limited
8,739 (Previous year Nil) Equity shares of Rs. 10 each
	25,700,000	-
Apna Loan.com India Private Limited
500 (Previous year 3,219,115) equity shares of Re.1 each	7,427	47,815,800

Traveljini.com Limited
88,350 (Previous year 88,350) equity shares of Rs. 10 each	60,300,253	60,300,253

Bill Junction Payments Limited
587,500 (Previous year 587,500) equity shares of Rs. 10 each	50,252,136	50,252,136
	136,259,816	158,368,189

Less : Provision for dimunition in value	(110,559,816)	(158,368,189)

TOTAL	849,999,371	824,299,371

SCHEDULE 5 : SUNDRY DEBTORS

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Sundry debtors (unsecured) :

Outstanding over six months	136,640,864	75,006,374
Others	376,164,036	203,414,506
	512,804,900	278,420,880
Less : Provision for doubtful debts	(111,231,488)	(75,006,374)
TOTAL	401,573,412	203,414,506

Note :

Considered good	401,573,412	203,414,506
Considered doubtful	111,231,488	75,006,374
	512,804,900	278,420,880

REDIFF.COM INDIA LIMITED SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2007
SCHEDULE 6 : CASH AND BANK BALANCES

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Cash on hand	56,870	12,451

Bank balances :

With Scheduled Banks :

In current accounts	39,628,116	44,548,163

In deposit accounts	2,223,617,531	2,286,816,672
	2,263,245,647	2,331,364,835
With others :

Wells Fargo, Arizona, U.S.A.
(Formerly Norwest Bank)
In current account	446,380	456,825
(maximum amount outstanding at any time during the
year Rs. 471,879 Previous year Rs. 460,307)

Citibank, Jersey
In deposit account	-	4,969,098
(maximum amount outstanding at any time during the year Rs.5,134,714 , Previous year Rs.45,948,917)

	446,380	5,425,923

TOTAL	2,263,748,897	2,336,803,209

REDIFF.COM INDIA LIMITED SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2007
SCHEDULE 7 : LOANS AND ADVANCES
(UNSECURED AND CONSIDERED GOOD)

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Due from subsidiary companies	53,517,807	50,086,501

Advances recoverable in cash or in kind or for value to be received
- deposits for premises	31,445,963	24,687,063
- others	41,324,102	24,362,873

Interest acccrued on fixed deposits	12,550,752	21,759,466

Tax deducted at source (net of provision)	64,364,707	22,830,553
TOTAL	203,203,331	143,726,456

Due from subsidiary companies comprise of the following :
(a) Rs. 49,894,025 (Previous year Rs. 46,921,556) due from India Abroad Publications, Inc.

(b) Rs.1,658,132 (Previous year Rs. 1,631,075) due from Value Communications Corporation.

(c) Rs. 81,811 (Previous year Rs.80,476 ) due from Rediff Holdings, Inc.

(d) Rs.1,883,839 (Previous year Rs.1,453,394 ) due from Rediff.Com, Inc.

REDIFF.COM INDIA LIMITED SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2007
SCHEDULE 8 : CURRENT LIABILITIES

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Sundry Creditors
- Other than small scale industrial undertakings.	218,332,410	197,219,438

Other liabilities	42,587,816	17,261,541

Deferred Income	44,372,513	26,582,476

Due to subsidiary companies	83,891,559	74,490,491

TOTAL	389,184,298	315,553,946

SCHEDULE 9 : PROVISIONS

	As at 31.03.2007 Rupees	As at 31.03.2006 Rupees

Gratuity	10,489,838	4,714,320

Leave encashment	18,624,228	7,424,102

Income tax (net of advance tax)	453,050	1,602,115

Wealth tax (net of advance tax)	129,396	69,396

TOTAL	29,696,512	13,809,933

REDIFF.COM INDIA LIMITED SCHEDULES FORMING PART OF PROFIT LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 10 : OPERATING REVENUE

	2006-07 Rupees	2005-06 Rupees

1. Online Advertising

- Advertising	733,611,709	371,810,914

- Website design	-	5,502,500
	733,611,709	377,313,414

2. Fee based services	207,830,387	162,834,499

TOTAL	941,442,096	540,147,913

SCHEDULE 11 : OTHER INCOME

	2006-07 Rupees	2005-06 Rupees

1. Interest on fixed deposits with banks	168,502,709	54,231,603
(Tax deducted at source Rs. 26,806,279
Previous year Rs. 3,792,692)

2. Profit on sale of long term investments	5,149,784	-

3. Miscellaneous income	192,005	99,895

4. Foreign exchange gain (net)	2,084,417	-

TOTAL	175,928,915	54,331,498

SCHEDULE 12 : PERSONNEL COST

	2006-07 Rupees	2005-06 Rupees

Salaries and allowances	195,657,591	116,573,696

Employee Stock-based compensation cost	27,543,441	-

Retainers expenses	3,921,505	5,911,505

Contribution to provident and other funds	7,546,611	5,479,140

Gratuity	6,863,797	1,521,168

Staff welfare	4,038,524	3,766,388

TOTAL	245,571,469	133,251,897

SCHEDULE 13: ADMINISTRATIVE SELLING AND OTHER EXPENSES

	2006-07 Rupees	2005-06 Rupees

Content costs	9,206,520	8,139,486

Merchandizing - direct costs	14,052,426	14,645,022

Subscription and SMS based costs	26,843,110	23,172,985

Bandwidth expenses	73,086,074	49,440,113

Software & product development expenses	57,014,177	29,542,537

Advertising, business promotion and market research expenses	110,801,039	37,130,561

Rent	24,305,429	18,184,705

Rates and Taxes	13,251,268	11,888,785

Electricity	4,437,628	4,021,572

Insurance	2,421,635	2,179,176

Travelling and conveyance expenses	18,279,429	8,142,237

Telecommunication charges	6,376,193	6,619,088

Repairs and maintenance - fixed assets and others	13,172,971	11,277,926

Legal & professional charges	20,707,361	23,069,927

Domain registration charges	10,060,764	6,511,049

Provision for doubtful debts	36,225,114	14,909,600

Loss on sale of fixed assets (net)	775,305	1,114,046

Foreign exchange loss (net)	-	43,857,210

Bank commission	4,750,179	3,840,555

Miscellaneous expenses	26,949,893	20,030,848

TOTAL	472,716,515	337,717,428

REDIFF.COM INDIA LIMITED

Cash Flow Statement for the year ended March 31, 2007

	2006-07 Rupees	2005-06 Rupees
Cash flows from operating activities
Net Profit after taxes	252,815,995	55,047,068
Adjustments for:
Provision for current and fringe benefit taxes	4,056,571	2,811,636
Wealth tax	104,070	44,070
Depreciation and amortization	142,106,391	65,607,312
Employee stock option expenses	27,543,441	-
Interest income	(168,502,709)	(54,231,603)
Provision for doubtful debts	36,225,114	14,909,600
Profit on sale of Investment	(5,149,784)	-
Miscellaneous item written back	(78,150)
Loss on sale of property, plant and equipment	775,305	1,114,046
Foreign exchange gain	(2,084,417)	(9,833,176)
Operating Profit before working capital changes	287,811,827	75,468,953

Changes in working capital:
Sundry debtors	(234,384,020)	(113,815,106)
Loans and advances	(71,366,403)	(24,779,264)
Trade payable and other liabilities	90,605,997	80,424,241
Cash generated from operating activities	72,667,401	17,298,824

Taxes Paid (including Fringe Benefit Taxes)	(484,476)	(13,695,391)
Net cash generated from operating activities	72,182,925	3,603,433

Cash flows from investing activities
Payments to acquire fixed assets	(330,378,618)	(203,013,091)
Proceeds from sale of property, plant and equipment	2,070,821	1,491,816
Proceeds from sale of investments	5,149,784	-
Fixed deposit with Banks	(2,178,571,405)	-
Payments for purchase of investment	(25,700,000)	-
Interest Income Received	177,711,423	34,208,845
Net cash used in investing activities	(2,349,717,996)	(167,312,430)

Cash flows from financing activities
Net proceeds from issue of equity shares	25,909,354	2,085,080,525
Net cash provided by financing activities	25,909,354	2,085,080,525
Net (decrease) / increase in cash and cash equivalents	(2,251,625,717)	1,921,371,528
Cash and cash equivalents at the beginning of the year	2,336,803,209	405,598,505
Cash and cash equivalents at the end of the year	85,177,492	2,326,970,033

Note : Cash & Cash Equivalents include

	2006-07 Rupees	2005-06 Rupees
Cash on hand	56,870	12,451
Bank balances in current accounts	39,628,116	44,548,163
Fixed deposits with banks (maturity less than 3 months)	45,492,506	2,292,242,595
Foreign exchange loss	-	(9,833,176)
Total cash and cash equivalents as restated	85,177,492	2,326,970,033

Significant Accounting Policies and Notes to Accounts - Refer Schedule 14

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

Sd/-	Sd/-	Sd/-	Sd/-

P.R. Ramesh	A. Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director	Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: July 12, 2007	Dated: July 12, 2007

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

A.	SIGNIFICANT ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention in accordance with accounting principles generally accepted in India ("Indian GAAP") and as per the applicable accounting standards issued by the Institute of Chartered Accountants of India.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Differences between actual results and estimates are recognized in the periods in which the results materialize or are known.
3.	Revenue recognition

Revenues comprise of revenues from online advertising and fee based services.  Online advertising includes advertisement, sponsorships, designing and managing customers’ websites. Fee based services include e-commerce, subscription services and wireless short messaging services. E-commerce revenues primarily comprise of commission earned on sale of items to customers who shop online while subscription services comprise of subscriptions received for using e-mail, matchmaker and other subscriber services.  Wireless short messaging services include revenues derived from mobile operators based on value added text messages received and sent by mobile subscribers over their mobile phones.

Online advertising

Advertisement and sponsorship income is derived from customers who advertise on the Company's website or to whom direct links from the Company's website to their own websites are provided, and, income earned from designing and managing customers' websites.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

Revenue from advertisement and sponsorships is recognized ratably over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company's website, which generally provide users with direct links to sponsor websites. These revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions or clicks or leads or times, that an advertisement appears in pages viewed by users of the Company's website. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

Fee based services

Online shopping revenue primarily consists of commission from the sale of books, music, apparel, confectionery, gifts and other items to retail customers who shop at the Company's online store.

Customers directly place orders with vendors through the Company's website. When an order is placed, the Company informs the vendor through an intranet and also confirms whether payment has already been collected by the Company through credit card/ debit card or cheques, or whether the payment is to be made by the customer on C.O.D basis. The vendor then dispatches the products to the customers. The vendor sends a monthly summary of the transactions executed during the month for which the Company has collected payments on its behalf. The Company makes payment to the vendor after deduction of its share of margin and costs. The Company recognizes as revenues the commission earned on these transactions and shipping costs recovered from customers.

Revenues from E-commerce services also include fees charged to vendors for creating, designing and hosting the vendors' product information on the Company's website. Such fees are amortized over the hosting contract period.

Subscription service revenues primarily include income from various paid email, web hosting and other service products that cater to a cross section of the Company’s registered user base. The revenue for subscription based service products is recognized ratably over the period of subscription.

Subscription revenues are also derived from providing value added short messaging services such as e-mail and other related products to mobile phone users. The Company contracts with third party mobile operators for sharing revenues from these services. SMS based revenues are recognized when the service is performed.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

4.	Fixed assets, intangibles, depreciation and amortization

Tangible Assets

Tangible assets are stated at cost less depreciation.  The Company depreciates tangible assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and Fixtures	10 years
Computer Equipment	3 to 5 years
Office equipment	10 years
Vehicles	8 years
Leasehold improvements	6 years
The effective rates of depreciation based on the estimated useful life of the tangible assets is higher than the rates as prescribed under Schedule XIV of the Companies Act, 1956.

Individual assets costing less than Rs.5,000 are depreciated in full in the year of acquisition.

Intangible Assets

Intangible Assets are stated at cost less amortization. Software includes costs incurred in the operations stage that provides additional functions or features to the Company's website. These are amortized over their estimated useful life of two years.  Maintenance expenses or costs that do not result in new features or functions are expensed as product development costs, when incurred.

5.	Investments

Investments classified as long-term investments are stated at cost. Provision is made to recognize a decline, other than temporary, in the value of such investments. Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition.

6.	Employee retirement benefits

Gratuity

The Company provides for gratuity, an unfunded defined benefit retirement plan covering all its employees, based on third-party actuarial valuations.  This plan provides for a lump-sum payment to be made to vested employees at retirement or termination of employment in an

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

amount equivalent to 15 days salary, payable for each completed year of service.  These gratuity benefits vest upon an employee’s completion of five years of service. The gratuity valuation is made at each year-end and the incremental liability over the previous year is provided for in the accounts.

Provident Fund

Employees and the Company each contribute at the rate of 12% of basic salary to a provident fund maintained by the Government of India for the benefit of employees.  The provident fund is a defined contribution plan. Accordingly, the Company expenses such contributions to operations as incurred.

Leave Encashment

Provision for leave encashment is computed on the basis of last drawn salary for the unavailed leave balance to the credit of the employees at the year-end and is charged to the Profit and Loss Account.

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Monetary items denominated in a foreign currency are translated using the exchange rates prevailing at the date of Balance Sheet. Exchange Gains / losses on account of exchange difference either on settlement or translation are recognized in Profit and Loss account except in case where it relates to the acquisition of a fixed asset from a country outside India in which case it is adjusted to the carrying cost of such asset.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Stock based compensation

The Company accounts for compensation expense  under the  Employee Stock Option schemes using the intrinsic value method as per the Guidance Note “Accounting for Employee Share-based Payments” issued by the Institute of Chartered Accountants of India.

9.	Earnings per share

The Company reports basic and diluted earnings per share in accordance with Accounting Standard 20 on Earnings Per Share. Basic earnings per share is computed by dividing the net

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

profit/loss for the year by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the net profit/loss for the year by the weighted average number of equity shares outstanding during the year as adjusted for the effects of all potential equity shares on account of stock options outstanding. For the purpose of Earnings Per Share calculations, ADRs are converted to equity shares (Refer Schedule 1)

10.	Taxes

Income taxes are accounted for in accordance with Accounting Standard - 22, Accounting for Taxes on Income.  Income taxes comprise both current and deferred tax.

Current income tax and fringe benefit tax  are measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws. Deferred tax is accounted for by computing the tax effect of timing differences, which arise during the year and reverse in subsequent periods. Deferred tax assets on account of accumulated losses, unabsorbed depreciation and other items are recognized only to the extent that there is virtual certainty of realization of such assets in future.

11.	Cash Flow Statement

Cash-flow statements are prepared in accordance with “Indirect Method” as explained in the Accounting Standard on Cash Flow Statements (AS-3) issued by the Institute of Chartered Accountants of India.

Cash and bank balances and current investments that have insignificant risk of change in value, which have durations up to three months, are included in the Company’s cash and cash equivalents in the Cash Flow Statement.

12.	Leases

Leasing of assets whereby the lessor essentially remains the owner of the asset is classified as operating leases. The payments made by the Company as lessee in accordance with operational leasing contracts or rental agreements are expensed proportionally during the lease or rental period respectively. Any compensation, according to agreement, that the lessee is obliged to pay to the lessor if the leasing contract is terminated prematurely is expensed during the period in which the contract is terminated.

13.	Provisions and Contingencies

A provision is recognised when the Company has a present legal or constructive obligation as a result of past event and it is probable that an outflow of resources will be required to settle the obligation, in respect of which reliable estimate can be made. Provisions

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

(excluding retirement benefits) are not discounted to its present value and are determined based on best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates. Contingent liabilities are not recognised but are disclosed in the notes to the financial statement. A contingent asset is neither recognised nor disclosed.

 B.   NOTES TO ACCOUNTS

1.	Capital Commitments:

	As at March 31, 2007 Rs.	As at March 31, 2006 Rs.
Estimated amount of contracts remaining to be executed on capital account and not provided for	2,321,454	5,031,900

2.	Earnings in foreign currency (on accrual basis):

		2006-07 Rs.	2005-06 Rs.

(i)	E-commerce services	5,536,174	5,282,836
(ii)	Media and Mobile services	7,334,768	2,866,022
(iii)	Interest received on deposits with banks	35,760,438	36,163,842
		48,631,380	44,312,700

3.	Expenditure in foreign currency (on accrual basis):

		2006-07 Rs.	2005-06 Rs.

(i)	Professional Charges	16,639,763	8,439,315
(ii)	Product Development	24,314,021	4,505,956
(iii)	Dataline/ Internet Charges	17,904,565	14,508,866
(iv)	Listing Fees	3,724,883	813,950
(v)	Software Usage Charges	18,374,244	2,195,406
(vi)	Purchase of email domains	7,623,543	4,988,517
(vii)	Other matters	3,622,333	4,360,448
		92,203,352	39,812,458

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

4.	Payment to auditors (net of service tax):

		2006-07 Rs.	2005-06 Rs.
(i)	Statutory audit fees	600,000	400,000
(ii)	As adviser, or in any other capacity in respect of: (a) Tax audit fees (b) Taxation matters (c) In any other manner (US GAAP audit)	150,000 600,000 2,422,948	100,000 400,000 9,147,818
		3,772,948	10,048,818

(iii)	As expenses	30,870	17,455
		3,803,818	10,065,623

5.	Employee Stock Option Scheme (ESOP)

(a) Employee Stock Option (1999 ESOP)  and  Associate Stock Option Plans (1999 ASOP)

On February 22, 1999, the Company approved the Employee Stock Option Plan 1999 (“1999 ESOP”) and the Associate Stock Option Plan 1999 (“1999 ASOP”) (collectively “Option Plans”) which cover present and future employees, retainers in full time service of the Company and certain associates of the Company.

The exercise price is determined by the Compensation committee, and is intended to be at least the fair value of the Company’s equity shares on the date of the grant.

Under the Option Plans, the Company reserved 280,000 equity shares for the 1999 ESOP and 198,000 equity shares for the 1999 ASOP, respectively.

		1999 ESOP		1999 ASOP
Number of options granted, exercised and forfeited during the		2007	2006	2007	2006
Options outstanding, beginning of period		46,000	92,150	35,000	35,000
Granted		-	-	-	-
Less:	Exercised	-	-	-	-
	Forfeited	-	(46,150)	-	-
Options outstanding, end of period		46,000	46,000	35,000	35,000

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

On January 16, 2006, the Compensation Committee terminated the 1999 ESOP and ASOP plan, without prejudice to the interest of participants and ASOP who have already been granted options under it.

(b) 2002 Stock Option Plan (2002 ESOP)

In January 2002, the Board of directors approved the  2002 Stock Option Plan (“2002 ESOP”) which provide for the grant of incentive stock options and non-statutory stock options to the Company’s employees. All options under these plans are exercisable for the ADRs of the Company. Unless terminated sooner, these plans will terminate automatically in January 2012.  A total of 280,000 of the Company’s equity shares are currently reserved for issuance pursuant to 2002 ESOP.

	2002 ESOP
Number of options granted, exercised and forfeited during the	2007	2006
Options outstanding, beginning of period	87,750	188,025
Granted	-	-
Less: Exercised	(17,250)	(94,400)
Forfeited	-	(5,875)
Options outstanding, end of period	70,500	87,750

(c) 2004 Stock Option Plan (2004 ESOP)

In June 2004, the Board of directors approved the 2004 Stock Option Plan (“2004 ESOP”) for grant of stock options to our employees. A total of 358,000 equity shares are currently reserved for issuance under the plan.

	2004 ESOP
Number of options granted, exercised and forfeited during the	2007	2006
Options outstanding, beginning of period	190,565	284,500
Granted	46,250	5,100
Less: Exercised	(39,075)	(51,910)
Forfeited	(11,875)	(47,125)
Options outstanding, end of period	185,865	190,565

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

      (d) 2006 Stock Option Plan (2006 ESOP):

The 2006 Stock Option Plan (“2006 ESOP”) was adopted and approved by the Compensation committee on June 20, 2006 in accordance with the approval granted by shareholders on March 31, 2006. A total of 300,000 equity shares were approved for issuance under the plan.

	2006 ESOP
Number of options granted, exercised and forfeited during the	2007	2006
Options outstanding, beginning of period	-	-
Granted	263,750	-
Less: Exercised		-
Forfeited		-
Options outstanding, end of period	263,750	-

(e) Method used for accounting for share based payment plan:

The   Company   has used the intrinsic value method to account for the compensation cost of stock option to employees of the company. Intrinsic value is the amount by which the quoted market price of the underlying share exceeds the exercise price of the option.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

(f) Fair Value Methodology:
The fair value of options used to compute pro forma net income and earnings per equity share have been estimated on the date of grant using Black-Scholes model.

(Indian Rupees)
2006-07
Net Profit (as reported)	252,815,995

Add: Stock-based employee compensation	27,543,441

Less: Stock- based compensation expenses determined under fair value method (Proforma)	80,169,758

Net Profit (Proforma)	200,189,678

Earnings per Share – Rupees
Basic – as reported	17.38

– Proforma	13.76

Diluted – as reported	16.93

– Proforma	13.41

The key assumptions used in Black-Scholes model for calculating fair value are: risk-free interest rate ranging between 4.56% to 4.59%, expected life: 4 to 5 years, expected volatility of shares : 96.45% to 97.63% and expected growth life in dividend : 0%.  The range variables detailed herein represent the highs and the lows of the assumptions during the pendency of the grant dates.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

6.   Operating leases

The Company leases office space and residential apartments for employees under various operating leases. Operating lease expense that has been included in the determination of the net profit/loss is as follows:

Particulars	2006-07 Rs.	2005-06 Rs.

Office Premises	16,604,418	13,481,166
Residential flats for accommodation of employees	7,730,176	4,703,539
	24,334,594	18,184,705

These lease agreements are executed for a period ranging between 3 - 60 months with a renewable clause. These lease agreements also provide for termination at will by either party by giving a prior notice period between 1 – 3 months except in the case of agreement for office premises which can be terminated only by the Company.

The minimum annual rental commitments under operating leases that have initial or remaining terms in excess of one year are as follows:

Particulars	2006-07 Rs.	2005-06 Rs.

Not later than one year	26,630,090	17,457,027
Later than one year and not later than five years	15,991,000	10,691,596
Total payments	42,621,090	28,148,623

7.   Segment Reporting

The Company operates in a single business and geographical segment known as “India Online Business” and hence disclosure of segment information as per Accounting Standard 17 on Segment Reporting has not been presented.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

8.   Related Parties Disclosures

I.      Names and relationships of related parties

a.	Subsidiary Companies:
Rediff Holdings, Inc.
Value Communications Corporation (“Valucom”)
Rediff.com, Inc.
India Abroad, Inc.

b.	Associate Companies:
Rediffussion Holdings Private Limited
RDY&R Private Limited (“RDY&R”)
Everest Brand Solutions Private Limited
OnMobile Asia Pacific Private Limited

c.	Key Management Personnel:
	Mr. Ajit Balakrishnan	Chairman and Managing Director

Transactions with Related Parties during the year:

Name of the Related party	Transactions	2006-07 Rupees	2005-06 Rupees
Value Communications Corporation	Loans and advances as at March 31, 2007 Payable as at March 31, 2007	1,658,132 8,000,148	1,631,075 7,869,605
India abroad Publications Inc	a) Facility Management charges paid by Rediff.com India to India Abroad Publications, Inc. b) Editorial salaries cost charged by Rediff.com India Limited to India Abroad Publications, Inc. c) General Travel and other reimbursements incurred by	Nil Nil 7,182,669	107,389 25,095,598 2,445,972

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

Rediff.com Inc Rediff Holdings Inc
Rediff.com India Limited on behalf of India Abroad Publications, Inc.

Loans and advances as at March 31, 2007

Payable as at March 31, 2007

Bandwidth Charges paid by Rediff.com, Inc. on behalf of Rediff.com India Limited

Loans and advances as at March 31, 2007

Payable as at March 31, 2007

Loans and advances as at March 31, 2007

Payable as at March 31, 2007

	49,894,025 37,995,636 11,430,442 1,883,839 31,488,183 81,811 6,407,592	46,921,556 30,142,888 14,989,464 1,453,394 30,174,962 80,476 6,303,036

RDY&R OnMobile Asia Pacific	Advertising revenue through RDY&R Receivable as at March 31, 2007 Mobile revenue through OnMobile Receivable as at March 31, 2007	520,667 125,661 897,920 97,920	1,919,882 1,115,411 Nil Nil

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

9.   Investment in subsidiary

The Company had in earlier years provided for diminution in the value of long term investments in respect of its subsidiary companies on account of continuing losses from operations. Whilst, the subsidiary has since commenced reporting profits, the Company believes it is too early to merit a reversal of the provision for diminution at this stage and accordingly the investments are carried at the same value as at March 31, 2006.

10.   Deferred tax

The items that could have resulted in deferred tax assets mainly include the net operating loss and unabsorbed depreciation carry-forward, depreciation, retirement benefits and provisions for bad and doubtful debts.  Such deferred tax assets have not been recognized since there is no certainty that sufficient future taxable income will be available against which such deferred tax assets can be realized.

11. Earning Per Share (EPS)

		2006-07	2005-06

A.	Net Profit attributable to equity shareholders (Rs.)	252,815,995	55,047,068

B.	Weighted average number of equity shares outstanding during the year	14,543,360	13,487,212

C.	Potentially dilutive equity share equivalents (stock options)	380,907	276,778

D.	Weighted average number of equity shares and potentially dilutive equity share equivalents outstanding	14,924,267	13,763,989

E.	Nominal value of Equity Shares (Rs.)	5.00	5.00
	Basic Earning per Share (Rs.) Diluted Earning per Share (Rs.)	17.38 16.93	4.08 4.00

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

12. Derivative transactions

The Company has not entered in to any derivative transaction during the year ended March 31, 2007.

Foreign exchange currency exposures not hedged by derivative instruments as at March 31, 2007:

		2006-07		2005-06
Sl. No.	Particulars	Amount (US dollars)	Amount (Rupees)	Amount (US dollars)	Amount (Rupees)
1	Amount receivable on account of sale of services	72,176	3,115,677	1,268,597	56,592,108
2	Creditors payable on account of foreign currency expenditure	232,243	10,437,146	1,824,714	81,400,484
3	Foreign currency bank balances	6,217,201	274,938,706	25,593,507	1,141,726,326
4.	Amount receivable from subsidiary companies	1,180,106	53,517,807	1,119,502	50,086,502
5.	Amount payable to subsidiary companies	1,849,869	83,891,559	1,664,964	74,490,491

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

13. Managerial Remuneration

During the year, the Company has not paid any managerial remuneration to its Chairman and other Directors.

14. Contingencies

The Income tax authorities in India have returned disallowances of certain expenses claimed by the Company for certain years and have also levied penalties on some of those disallowances. The amounts of the penalties are not quantifiable at present and the Company has lodged appropriate proceedings with the relevant income tax authorities. The Company expects to prevail in the appellate proceedings,

The Company is subject to legal proceedings and claims, which have arisen in the ordinary course of its business. The Company is unable to quantify the monetary value of claims that may arise in future from such cases.

15.
The Company does not owe any amount outstanding with small-scale industrial undertakings. Small-scale industrial undertakings have been determined to the extent such parties have been identified on the basis of information available with the Company.

The Company has not received any intimation from its vendors regarding their status under Micro, Small and Medium Enterprises Development Act, 2006 and hence disclosures, if any, required under the said act have not been made.

16.	Comparatives

Comparative financial information (i.e., the amounts and disclosures for the preceding year) presented above, is included as an integral part of the current year’s financial statements, and is to be read in relation to the amounts and disclosures relating to the current year. Figures of the previous year are regrouped and reclassified wherever necessary to correspond to figures of the current year.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2007

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

P.R. Ramesh	Ajit Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & MD	Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: July 12, 2007	Dated: July 12, 2007

REDIFF.COM INDIA LIMITED

ADDITIONAL INFORMATION AS REQUIRED UNDER PART IV OF SCHEDULE VI.

Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.	96077	State Code	11

Balance Sheet Date	31/03/2007
(dd/mm/yy)

(II)	Capital raised during the year (Amount in Rs. Thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)     Position of Mobilization and Deployment of Funds (Amount in Rs.  Thousands)

Total Liabilities	Total Assets
5,599,704	5,599,704

Sources of Funds

Paid - up Capital	Reserves & Surplus
73,019	5,526,685

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets	Investments
423,006	849,999

Net Current Assets	Misc. Expenditure
2,449,645	NIL

Accumulated Losses
1,877,054

REDIFF.COM INDIA LIMITED

ADDITIONAL INFORMATION AS REQUIRED UNDER PART IV OF SCHEDULE VI.

(IV)      Performance of Company (Amount in Rs. Thousands) for the year ended March 31, 2007.

Turnover	Total Expenditure
1,117,371	860,394

Profit / Loss Before Tax		Profit / Loss After Tax
+ -	256,977	+ -	252,816
☐		☐

Earnings (Loss) per share	Dividend @ %
Rs 17.38	Nil

(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. ( ITC ) Product Description	N/A
Online Advertising & Fee based services

For and on behalf of the board

Ajit Balakrishnan                                                                Sunil Phatarphekar                             Jyoti Dialani
Chairman & Managing Director                                              Director                                               Company Secretary

Mumbai, India
Dated: July 12, 2007

Statement pursuant to Section 212 of the Companies Act 1956 relating to the Subsidiary Companies

A.	Name of the Subsidiary	Rediff Holdings Inc.	Value Communications Corporation

B.	Financial year of the subsidiary ended on	31-Mar-2007	31-Mar-2007

C.	The Company's interest in the subisidiary on the aforesaid date

	a) Number of shares held	11,066,667	12,000,000

	b) Face Value per share in US dollars	0.0001	No par value

	c) extent of Holding	100%	100%

D.	The net aggregate of Profits/(losses) of the subsidiary so far it concerns the members of the company

	a) Not dealt with in the accounts of the company amounted to	(44,936,363)	(19,410)

	1. For the Subsidiary's financial year ended as in "B" above

	Equivalent to INR*

	2. For the previous financial years of the Subsidiary since it became the Company's Subsidiary

	Equivalent to INR*

	b) Dealt with in the accounts of the company amounted to

	1. For the Subsidiary's financial year ended as in "B" above

	Equivalent to INR*

	2. For the previous financial years of the Subsidiary since it became the Company's Subsidiary

	Equivalent to INR*

*Exchange rate used : 1 USD = Rs.45.35

Disclaimer:
We have translated the foreign currency amounts in the financial data derived from our Subsidiaries financial statements at the closing rate as on 31st March, 2007. The transactions should not be considered as a representation that such foreign currency amounts have been, could have been or could  be converted in to Rupees at any particular rate, the rate stated above, or at all

		For and on behalf of the Board

		Sd/-	Sd/-
Date: July 12, 2007		Ajit Balakrishnan Chairman & Managing Director	Sunil Phatarphekar Director
Place: Mumbai

		Sd/-
		Jyoti Dialani Company Secretary

Rediff Holdings Inc

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan
Mr. Sridar Iyengar
Mr. Sunil Phatarphekar

SECRETARY

Mr. Joy Basu

AUDITORS

Patkar & Pendse
India

Directors’ Report

The Board of Directors presents Rediff Holdings Inc audited financial statements for the year ended 31st March 2007.

PRINCIPAL ACTIVITIES

Rediff Holdings Inc is a cost center taking care of all corporate related expenditure for the Rediff Group in the USA, and does not generate any revenue.

REVIEW OF BUSINESS

Gross Loss (before depreciation, amortisation, impairment write down and taxes) is US $ 941,622/-. After giving effect to other adjustments, the net loss of US $ 990,879/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

DIRECTORS

During the year Mr. Sunil Phatarphekar was appointed as a director of the Company.

For and on behalf of the Board of Directors

Director
Date: July 12, 2007

REPORT OF THE AUDITORS

The Board of Directors,

Rediff Holdings Inc.

We  have  audited  the  attached  Balance Sheet of REDIFF HOLDINGS INC., a Company incorporated as a Delaware Corporation in February, 2001 in the United States, as at March 31, 2007 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.  These financial statements are the responsibility of the Company’s Management.  Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :

(a)   We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)   The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)   In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)   In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.              in the  case  of  the  Balance  Sheet  of the state of affairs  of the Company as at 31st March, 2007;

and

ii.             in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;

For Patkar & Pendse

Chartered Accountants

B.M. Pendse
Partner.
M.No. 32625
Place :  Mumbai
Date   :  July 12, 2007

Rediff Holdings Inc

Balance Sheet as at March 31, 2007

	Schedule	As at	As at
	No.	31.03.2007	31.03.2006
		US $	US $
I. SOURCES OF FUNDS

Shareholders' funds :

Share Capital	1	1,107	1,107

Reserves & surplus
Securities premium		23,998,893	23,998,893

TOTAL		24,000,000	24,000,000

II. APPLICATION OF FUNDS

Fixed assets :	2

Gross Block		35,029	35,029
Less : Depreciation		35,029	35,029
Net Block		-	-

Investments	3	10,705,004	10,705,004

Current assets, loans and advances :
Current assets :
Cash and bank balances	4	20,948	130,515
Loans and advances	5	2,864,288	3,825,578
		2,885,236	3,956,094
Less : Current liabilities and provisions :
Liabilities	6	137,056	217,034
Net current assets		2,748,180	3,739,060

Profit and loss account		10,546,815	9,555,936

TOTAL		24,000,000	24,000,000

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M. No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

Rediff Holdings Inc

Profit & Loss Account for the year ended March 31, 2007

	Schedule
	No.
		31.03.2007	31.03.2006

		US $	US $

INCOME

Operating revenues		-	-

		-	-

EXPENDITURE

Personnel expenses	7	420,390	355,306

Operating and other expenses	8	521,232	439,266

Provision for investment in subsidiary (Refer Note No. 5 in Schedule 9)			4,917,208

Depreciation		-	11,676

		941,622	5,723,456

Loss for the year before tax		941,622	5,723,456
Provision for tax / Taxes paid		49,257	16,443
Loss after tax		990,879	5,739,899

Deficit brought forward from previous year		9,555,936	3,816,037
Adj to retained earnings		-

Balance carried to balance sheet		10,546,815	9,555,936

Basic and Diluted Earnings Per Share (US$)		(0.09)	(0.52)

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

Rediff Holdings Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 1 : CAPITAL

Authorized :
11,333,000 equity shares @ $ 0.0001		1,134	1,134

Issued and subscribed :
11,066,667 (P.Y. 11,066,667) equity shares		1,107	1,107
@ $ 0.0001 par value

	TOTAL	1,107	1,107

Rediff Holdings Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2007

SCHEDULE 2 : FIXED ASSETS

			3/31/2007
	Software	Computer Equipment	Total	As at March 31, 2006

Cost as at April 1, 2006	27,907	7,122	35,029	35,029

Additions	-	-	-

Deductions	-	-	-	-

Total as at March 31, 2007	27,907	7,122	35,029	35,029

Depreciation upto March 31, 2007	27,907	7,122	35,029	35,029

Net value as at March 31, 2007	-	-	-	-

Net value as at March 31, 2006	-	-	-	-

Depreciation for the year	-	-	-	-

Rediff Holdings Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2007

	As at	As at
	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 3 : Investments (unquoted at cost)

Long Term Investments

In wholly owned subsidiary companies
(fully paid-up)

India Abroad Inc	14,751,366	14,751,366
3,198,080 (Previous year3,198,080) equity shares
of US$ 0.01per share

Less : Provision for dimunition in value	4,917,208	4,917,208
	9,834,158	9,834,158

Rediff.com Inc.	870,846	870,846
5,000 (Previous year 5,000) equity shares
of US$ 0.001per share

TOTAL	10,705,004	10,705,004

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :

In current accounts

Wells Fargo, U.S.A. (Formerly Norwest Bank)	9,578	9,578

Citibank, New York, U.S.A	11,370	120,937

TOTAL	20,948	130,515

SCHEDULE 5 : LOANS AND ADVANCES
(Unsecured considered good)

Dues from subsidiary companies (Net)	2,581,420	3,507,277

Advances recoverable in cash
or in kind or for value to be received	260,533	287,076

Deposit with TD Waterhouse (Broker)	1,048	1,048

Tax Deducted at Source and Advance Tax	21,287	30,177

TOTAL	2,864,288	3,825,578

Rediff Holdings Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 6 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.		137,056	114,586

- Other liabilities		-	102,448

	TOTAL	137,056	217,034

Rediff Holdings Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2007

	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 7 : PERSONNEL EXPENSES

Salaries and allowances	366,900	336,637

Medical Insurance	22,593	(5,427)

Payroll Taxes	30,897	24,096

TOTAL	420,390	355,306

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Travelling expenses	50,685	14,805
Legal fees	2,432	3,299
Professional charges	63,081	4,525
Telephone expenses	1,610	5,255
Insurance charges	360,930	352,211
Office expenses	4,923	22,681
Payroll Processing Charges	2,369	2,328
Directors Fee	35,000	34,166
Bank Charges	202	(3)

TOTAL	521,232	439,266

REDIFF HOLDINGS, INC

SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.   ACCOUNTING POLICIES

    1.    Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

    2.     Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    3.     Revenue recognition

Rediff Holdings Inc is a cost center taking care of all corporate related expenditure for the Rediff Group in US, and does not generate any revenue.

    4.     Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Computer equipment and software……	3 years
Office equipment………………………..	5 years

    5.     Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystalize.

Provision was made in 2005-06 to recognize a decline, other than temporary in the value of such investments.

(Contd…..2)

REDIFF HOLDINGS, INC.

(2)

    6.     Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitates the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies do not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

    7.     Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

    8.     Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

    9.     Contingent Liabilities

These are disclosed by way of notes on the balance sheet. Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

(Contd…..3)

REDIFF HOLDINGS, INC.

(3)

    10.   Deferred Income Taxes

As of March 31, 2007, the components of the Company’s net deferred tax assets are as follows:

As of March 31,2007, the Company has net operating loss carry forwards of approx $ 5816000 for federal income tax purposes, which expire in the years 2020 to 2025. This includes the NOL from the fiscal 3/31/06 return of $7,545,695, adjusted by the estimated fiscal 3/31/07 taxable income of $1,730,000. The actual fiscal 3/31/07 taxable income may be further adjusted by various M-1 differences. Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

B.     NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

    1.     Organization and Business

Rediff Holdings Inc (“the Company") was incorporated as a Delaware Corporation in February 2001 by Rediff.Com India Limited to act as the holding company for some of the Parent’s investments in United States.

    2.     Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

    3.     Litigation

There are no pending litigations against the company.

    4.     Other contingencies

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US$1.2 million. The Company disputes this assertion and has offered the claimant approximately US$50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

(Contd…..4)

REDIFF HOLDINGS, INC.

(4)

    5.    Balance Sheet Abstract and Company’s General Business Profile

    (I)     Registration Details

Registration No.-TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date (dd/mm/yy)	31/03/2007

    (II)     Capital raised during the year (Amount in Rs. Thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

    (III)     Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
24000000	24000000

                Sources of Funds

Paid - up Capital $	Reserves & Surplus
1,107	23998893

Secured Loans	Unsecured Loans
Nil	Nil

                Application of Funds

Net Fixed Assets $	Investments $
Nil	10,705,004

Net Current Assets $	Misc. Expenditure
2748180	Nil

Accumulated Losses $
10546815

(Contd…..5)

REDIFF HOLDINGS, INC.

(5)

(IV)     Performance of Company (Amount in US$) for the year ended March 31, 2007.

Turnover $	Total Expenditure $
Nil	941622

Profit / Loss Before Tax $		Profit / Loss After Tax $
+ -	(941622)	+ -	(990879)
☐		☐

                         (Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
(0.09)	Nil

(V)     Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. (ITC)	N/A
Product Description

6.     Previous years figures have been regrouped and reclassified wherever necessary to conform to current years classifications.

For and on behalf of the board

Ajit Balakrishnan
Director

Mumbai, India
Dated: July 12, 2007

                                                                                                                                        India Abroad Publications Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

Patkar & Pendse
India

  Directors’ Report

The Board of Directors present India Abroad Publications Inc.’s audited financial statements for the year ended 31st March 2007.

PRINCIPAL ACTIVITIES

India Abroad Publications Inc., a weekly newspaper-publishing Company is a subsidiary of Rediff Holdings Inc., (‘Rediff Holdings’) which in turn is a wholly owned subsidiary of Rediff.com India Limited. (‘Rediff.com’).

India Abroad’s revenues primarily include advertising and sponsorship and consumer subscription revenues earned from the publication of its weekly newspaper distributed primarily in the USA & Canada.  India Abroad was acquired by Rediff Holdings on April 28, 2001 by acquiring substantially all of the outstanding voting shares of India Abroad Publications, Inc.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year, the Company earned gross income of US $ 4,834,741/-.Gross Profit (before depreciation, amortisation, impairment write down and taxes) is US $ 913,268 /-.  After giving effect to other adjustments, the net profit of US $ 841,167/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

Director

Date: July 12, 2007

REPORT OF THE AUDITORS

The Board of Directors,
India Abroad Publications Inc.

We  have  audited  the  attached  Balance Sheet of INDIA ABROAD PUBLICATIONS INC., a wholly owned subsidiary of Rediff Holdings Inc. and incorporated in the United States, as at March 31, 2007 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.  These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :

(a)    We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)    The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)    In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 13 to the Accounts.

(d)    In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.    in the  case  of  the  Balance  Sheet  of the state of affairs  of the Company as at  31st March,  2007;

and

ii.   in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;

                                                                                                                                                                                                                                                         For Patkar & Pendse
                                                                                                                                                                                                                                                    Chartered Accountants

                                                                                                                                                                                                    B.M. Pendse
                                                                                                                                                                                                                                                                                  Partner.
                                                                                                                                                                                                             M.No. 32625

Place:  Mumbai
Date :  July 12, 2007

India Abroad Publications, Inc

Balance Sheet as at March 31, 2007

	Schedule	As at	As at
	No.	31.03.2007	31.03.2006
		US $	US $
I. SOURCES OF FUNDS

Shareholders' funds :

Share capital	1	41,981	41,981

Reserves & Surplus
Securities premium		212,446	212,446
TOTAL		254,427	254,427

II. APPLICATION OF FUNDS

Fixed assets :	2
Gross Block		393,934	748,005
Less : Depreciation		286,997	452,882
Net Block		106,937	295,123

Investments	3	129,793	129,793

Current assets, loans and advances :
Sundry debtors	4	728,929	383,887
Cash and bank balances	5	1,513,282	413,082
Loans and advances	6	395,114	1,105,553
		2,637,324	1,902,522

Less : Current liabilities and provisions :
Liabilities	7	3,067,360	3,361,910

Net current assets		(430,036)	(1,459,389)

Miscellaneous expenditure (to the	8	47,962	47,962
extent not written off or adjusted)

Profit and loss account		399,771	1,240,938

TOTAL		254,427	254,427

Accounting policies and notes to
balance sheet and profit and loss account	13

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

India Abroad Publications, Inc

Profit & Loss Account for the year ended March 31, 2007

	Schedule
	No.
		31.03.2007	31.03.2006

		US $	US $

INCOME

Operating revenues	9	4,727,902	4,742,881

Other income	10	106,839	2,331

		4,834,741	4,745,212

EXPENDITURE

Personnel expenses	11	1,362,904	1,568,538

Operating and other expenses	12	2,558,569	3,010,542

Depreciation		70,952	62,318

		3,992,425	4,641,397

Profit / (Loss) for the year before tax		842,316	103,815

Provision for tax		1,148	1,160

Profit / (Loss) after tax		841,167	102,655

Surplus / (Deficit) b/f. from previous year		(1,240,938)	(1,343,593)

Balance carried to balance sheet		(399,771)	(1,240,938)

Basic and Diluted Earnings Per Share (US$)		0.26	0.03

Accounting policies and notes to
balance sheet and profit and loss account	13

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

India Abroad Publications, Inc

Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	As at	As at
	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 1 : SHARE CAPITAL

Authorized :
6,000,000 shares of US$ 0.01	60,000	60,000

Issued and subscribed :
Capital
3198080 equity shares @ $ 0.01 par value	31,981	31,981

Preferred Stock
100 - Class A @ $ 100 par value	10,000	10,000

TOTAL	41,981	41,981

India Abroad Publications, Inc

Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

SCHEDULE 2 : FIXED ASSETS

	Gross Block				Depreciation				Net Block
Particulars	As at 31.3.06	Additions	Deletions	As at 31.3.07	Upto 31.3.06	Additions	Deletions	Upto 31.3.07	As at 31.3.07	As at 31.3.06

Premises (held for sale) (*)	152764	0	152764	0				0	0	152764
Total N.Y.	32186	0	6277	25909	26264	4488	6277	24475	1434	5922
Total Machinery & Equipmet	142586	43905	60536	125955	95669	28905	60537	64037	61918	46917
Total-Computer Software	189184	4987	159050	35121	190496		157116	33380	1741	-1312
Total Auto	10874		10874	0	10874		10874	0	0	0
Total Leasehold IMP	2033		2033	0	2033		2033	0	0	0
Total Office Improvement	129002			129002	80225	18428		98653	30349	48777
Total Telephone system	52705			52705	33686	7524		41210	11495	19019
Sun System	25242			25242	13635	11607		25242	0	11607
CWIP	11429		11429	0				0	0	11429
				0				0	0
	748,005	48,892	402,963	393,934	452,882	70,952	236,837	286,997	106,937	295,123
NOTE :
(*) Premises (held for sale ) includes office premises in New Delhi owned by the erstwhile owner of the Company pending transfer due to certain reasons.

India Abroad Publications, Inc

Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	As at	As at
	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 3 : Investments (unquoted at cost)

Long Term Investments

In wholly owned subsidiary companies
(fully paid-up)

India Abroad Publications (Canada) Inc.	104,793	104,793
162974 Common shares of (Previous year 162974 shares)

India in New York Inc.	25,000	25,000
100 fully paid non-assessable shares (Previous year 100 shares)

TOTAL	129,793	129,793

SCHEDULE 4 : SUNDRY DEBTORS

Sundry debtors (unsecured) :

Outstanding over six months	-	-
Others	799,578	438,431
	799,578	438,431
Less : Provision	70,649	54,544
	728,929	383,887

Note :

Considered good	728,929	383,887
Considered doubtful provided for	70,649	54,544
TOTAL	799,578	438,431

SCHEDULE 5 : CASH AND BANK BALANCES

Cash on hand	397	3,232

Bank balances :
On Current Account with :
Bank of Baroda	3,205	3,505
Lloyd Bank	5,387	5,312
Citibank Saving Account	1,199,899	6,661
Citibank-India Investments	6,746	21,921
Cash-CIBC US $ Acct.	2,771	13,946
Cash-EAB # 2	94,080	140,429
CIBC-Sterling Pound Account	1,119	1,119
Cash-State Bank of LI # 2	199,677	216,957

TOTAL	1,513,282	413,082

India Abroad Publications, Inc

Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	As at	As at
	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 6 : LOANS AND ADVANCES
(Unsecured considered good)

Dues from parent / group companies	112,617	805,991

Advances recoverable in cash
or in kind or for value to be received	282,497	299,561

TOTAL	395,114	1,105,553

SCHEDULE 7 : CURRENT LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	688,245	665,577

Due to subsidiary / parent companies	1,878,264	2,138,563

Advance from customers	500,850	557,770

TOTAL	3,067,360	3,361,910

SCHEDULE 8 : MISCELLANEOUS EXPENDITURE (to the extent not
written off or adjusted)

Goodwill for pur\chase of India Abroad Publications	47,962	47,962
(Canada) Inc.
TOTAL	47,962	47,962

India Abroad Publications, Inc

Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 9 : OPERATING REVENUE

Subscription Income	622,839	559,079

Classified Income	804,542	959,329

Display Income	3,296,767	3,219,956
Royalty	3,754	4,517

TOTAL	4,727,902	4,742,881

SCHEDULE 10 : OTHER INCOME

Interest on fixed deposits with banks	14,701	2,331
Profit on sale of fixed assets	92,138

TOTAL	106,839	2,331

SCHEDULE 11 : PERSONNEL EXPENSES

Salaries and allowances	1,274,608	1,459,920

Payroll Taxes	88,296	108,617

TOTAL	1,362,904	1,568,538

SCHEDULE 12 : OPERATING AND OTHER EXPENSES

Editorial expenses	180,778	507,035
Production expenses	861,474	797,849
Circulation expenses	638,399	641,203
Advertising and Promotion	267,485	312,138
Rent	139,326	139,954
Office expenses	96,984	53,846
Dues and subscriptions	7,368	5,488
Telephone and telegrams	51,662	64,009
Electricity expenses	27,770	28,979
Professional fees	40,788	107,571
Provsion for Bad debts and Bad Debts write off	21,798	39,326
Internet-bandwidth cost	14,777	25,722
IA Person Of The Year expense	108,507	112,583
Miscellaneous expenses	7,200	74,123
Loss on sale of fixed assets	535	-
Bank Charges	93,718	100,715

TOTAL	2,558,569	3,010,542

INDIA ABROAD PUBLICATIONS INC.

SCHEDULE 13: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of subscriptions to the India Abroad weekly newspaper publication and income from advertisements.

Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

Subscription revenues are derived from the revenues received from newspaper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 years period.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost.  The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment and software	3 years
Office equipment	5 years

(Contd…..2)

INDIA ABROAD PUBLICATIONS INC.

(2)

5.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

6.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitate the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

(Contd…..3)

INDIA ABROAD PUBLICATIONS INC.

(3)

9.	Leases

  Operating Lease rentals are expensed with reference to lease terms and conditions.

10.	Contingent Liabilities

These are disclosed by way of notes on the balance sheet.  Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

B.   NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

India Abroad Publications Inc (“the Company") was incorporated as a New York Corporation on June 26th, 1970.  On April 26, 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications catering to the Asian-American  community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	The Company recognizes as revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.

4.	Earnings in foreign exchange :

	US $ 2007	US$ 2006

Advertising Revenue	455866	824912

(Contd…..4)

INDIA ABROAD PUBLICATIONS INC.

(4)

5.	Operating leases

The Company leases office space  under various operating leases. Operating lease expense that has been included in the determination of the net profit are as follows:

Particulars	2007	US$ 2006

Office Premises	139326	153345

6.	Litigation

There are no pending litigations against the company.

7.	Other contingencies

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US$1.2 million. The Company disputes this assertion and has offered the claimant approximately US$50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

8.	The prior year figures have been regrouped and reclassified to conform those of the current year.

9.	Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.- TAX ID No	N.A	State Code	N.A

Balance Sheet Date	31/03/2007
(dd/mm/yy)

(Contd…..6)

INDIA ABROAD PUBLICATIONS INC.

(6)

(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
254427	254427

       Sources of Funds

Paid - up Capital $	Reserves & Surplus
41,981	212446

Secured Loans	Unsecured Loans
Nil	Nil

        Application of Funds

Net Fixed Assets $	Investments $
106937	129,793

Net Current Assets $	Misc. Expenditure
(430036)	47962

Accumulated Losses $
399771

(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2007.

Turnover $	Total Expenditure $
4834741	3992425

Profit / Loss Before Tax $		Profit / Loss After Tax $
+ -	842316	+ -	841168
☐		☐

        (Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
0.26	Nil

(Contd…..7)

INDIA ABROAD PUBLICATIONS INC.

(7)

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
News Paper

For  and on behalf of the board

         Ajit Balakrishnan
         Director

Mumbai, India
Dated: July 12, 2007

                                                                                                                                              India in New York Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

PATKAR & PENDSE

INDIA

Directors’ Report

The Board of Directors presents India in New York Inc. audited financial statements for the year ended 31st March 2007.

PRINCIPAL ACTIVITIES

India in New York Inc. is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc.  The Company publishes is a free newspaper, distributed in the New York Metropolitan area.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of US $ 223,127/-. Gross Profit (before depreciation, amortisation, impairment write down and taxes) is US $ 107,811/-. After giving effect to other adjustments, the net profit of US $ 107,811/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

Director

Date: July 12, 2007

REPORT OF THE AUDITORS

The Board of Directors,
India In New York Inc.

We  have  audited  the  attached  Balance Sheet of INDIA IN NEW YORK INC., a wholly owned subsidiary of India Abroad Publications Inc. incorporated in the United States, as at March 31, 2007 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto. These financial statements are the responsibility of the Company’s Management.  Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2007;

and

ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
                                            For Patkar & Pendse
                                           Chartered Accountants

B.M. Pendse
                                            Partner.
M.No. 32625
Place :  Mumbai
Date   :  July 12, 2007

India In New York, Inc

Balance Sheet as at March 31, 2007

	Schedule	As at	As at
	No.	31.03.2007	31.03.2006
		US $	US $

I. SOURCES OF FUNDS

Shareholders' funds :

Share Capital	1	-	-

Reserves & Surplus	2	900,458	792,648

TOTAL		900,458	792,648

II. APPLICATION OF FUNDS

Current assets, loans and advances :

Sundry debtors	3	28,837	36,955
Cash and bank balances	4	3,756	13,374
Loans and advances	5	879,906	753,645
		912,499	803,974

Less : Current liabilities and provisions :

Liabilities	6	12,041	11,326
Net current assets		900,458	792,648

TOTAL		900,458	792,648

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

India In New York, Inc

Profit & Loss Account for the year ended March 31, 2007

	Schedule	As at	As at
	No.	31.03.07	31.03.06
		US $	US $

INCOME

Operating revenues	7	223,127	317,983

		223,127	317,983

EXPENDITURE

Operating and other expenses	8	115,316	114,308

		115,316	114,308

Profit for the year before tax		107,811	203,676

Provision for tax		-	-

Profit after tax		107,811	203,676

Surplus brought forward from previous year		767,648	563,972

Balance carried to balance sheet		875,458	767,648

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

India In New York Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 1 : SHARE CAPITAL

Authorized :
200 common shares with no par value		-	-

Issued and subscribed :
100 common shares with no par value		-	-

	TOTAL	-	-

SCHEDULE 2: RESERVES & SURPLUS

Securities Premium		25,000	25,000

Surplus in Profit & Loss Account		875,458	767,648

	TOTAL	900,458	792,648

SCHEDULE 3 : SUNDRY DEBTORS
Sundry debtors (unsecured considered good) :

Outstanding over six months		-	-
Other debts		28,837	36,955

	TOTAL	28,837	36,955

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :
With European American Bank
On current account		3,756	13,374

	TOTAL	3,756	13,374

SCHEDULE 5 : LOANS AND ADVANCES
(Unsecured considered good )

Due from parent company - India Abroad Inc.		878,693	752,432

Advances recoverable in cash
or in kind or for value to be received		1,213	1,213

	TOTAL	879,906	753,645

India In New York Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 6 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.		-	-

Advances from customers		12,041	11,326

	TOTAL	12,041	11,326

India In New York Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 7 : OPERATING REVENUES

Display Income	223,082	317,905

Royalty Income	45	78

TOTAL	223,127	317,983

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Printing & Stationery	104,767	102,114
Postage	160	150
Delivery & Freight	-	8,887
Office Expenses	-	9
Editorial Expenses	5,639	1,386
Travel & Entertainment Expenses	-	1,692
Bad Debts	4,750	70

TOTAL	115,316	114,308

INDIA IN NEW YORK, INC

SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of revenues from advertisements.

Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

4.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

(Contd…..2)

INDIA IN NEW YORK, INC
(2)

5.	Income taxes

 Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

 B.     NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

India In New York Inc (“the Company") was incorporated as a New York Corporation on May 1st 1997.  In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading free news publication catering to the Asian-American  community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	Litigation:

      There are no pending litigations against the company.

4.	The prior year figures have been regrouped and reclassified to conform with those of current year.

5.	Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.-TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2007
(dd/mm/yy)

(Contd…..3)

INDIA IN NEW YORK, INC
(3)

(II)	Capital raised during the year (Amount in US $)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
900458	900458

              Sources of Funds

Paid - up Capital $	Reserves & Surplus
-	900458

Secured Loans	Unsecured Loans
Nil	Nil

              Application of Funds

Net Fixed Assets $	Investments $
-	-

Net Current Assets $	Misc. Expenditure
900458	-

Accumulated Losses $
-

(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2007.

Turnover $	Total Expenditure $
223127	115316

Profit / Loss Before Tax $		Profit / Loss After Tax $
+ -	107811	+ -	107811
☐		☐

                (Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
-	Nil
(Contd…..4)

INDIA IN NEW YORK, INC

(4)

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
News Paper

       For  and on behalf of the board

     Ajit Balakrishnan
Director

Mumbai, India
Dated: July 12, 2007

India Abroad Publications (Canada), Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

PATKAR & PENDSE
INDIA

Directors’ Report

The Board of Directors presents India Abroad Publications (Canada), Inc. audited financial statements for the year ended 31st March 2007.

PRINCIPAL ACTIVITIES

India Abroad Publications (Canada), Inc. (“IA Canada), is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. IA Canada sells advertising space and subscriptions for the India Abroad newspaper in the Canadian Market.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of C$ 282,860/-. Gross Loss (before depreciation, amortisation, impairment write down and taxes) is C$ 18,336/-.
After giving effect to other adjustments, the net loss of C$19,697/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

Director

Date: July 12, 2007

REPORT OF THE AUDITORS

The Board of Directors,
India Abroad Publications (Canada) Inc.

We  have  audited  the  attached  Balance Sheet of INDIA ABROAD PUBLICATIONS (CANADA) INC., a Company incorporated in the United States, as at March 31, 2007 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.   These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2007;

and

ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants

B.M. Pendse
Partner.
M.No. 32625
Place :  Mumbai
Date   :  July 12, 2007

India Abroad Publications (Canada) Inc

Balance Sheet as at March 31, 2007

		Schedule	As at	As at
		No.	31.03.2007	31.03.2006
			C $	C $
I. SOURCES OF FUNDS

Shareholders' funds :

Capital		1	142,974	142,974

	TOTAL		142,974	142,974

II. APPLICATION OF FUNDS

Fixed assets :		2
Gross Block			15,119	15,119
Less : Depreciation			2,722	1,361
Net Block			12,397	13,758

Current assets, loans and advances :
Sundry debtors		3	19,806	31,711
Cash and bank balances		4	56,315	36,815
			76,121	68,526

Less : Current liabilities and provisions :
Liabilities		5	68,032	42,101

Net current assets			8,090	26,425

Profit and loss account			122,487	102,791

	TOTAL		142,974	142,974

Accounting policies and notes to
balance sheet and profit and loss account		9

As per our attached report of even date
For Patkar & Pendse			For and on behalf of the board
Chartered Accountants

B.M.Pendse			A.Balakrishnan
Partner			Director
M.No. 32625

Mumbai, India			Mumbai, India
Dated: July 12, 2007			Dated: July 12, 2007

India Abroad Publications (Canada) Inc

Profit & Loss Account for the year ended March 31, 2007

	Schedule
	No.
		31.03.2007	31.03.2006

		C $	C $

INCOME

Operating revenues	6	282,860	292,357

Misc. Income		-	117

		282,860	292,474

EXPENDITURE

Personnel expenses	7	56,259	62,269

Operating and other expenses	8	244,937	267,422

Depreciation		1,361	1,361

		302,557	331,052

Profit / (Loss) for the year before tax		(19,697)	(38,578)

Provision for tax / Tax paid		-	-
Profit / (Loss ) after tax		(19,697)	(38,578)

Suplus / (Deficit) brought forward from previous year		(102,791)	(64,214)

Balance carried to balance sheet		(122,487)	(102,791)

Basic and Diluted Earnings Per Share (C$)		(0.12)	(0.24)

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625
Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		C $	C $

SCHEDULE 1 : CAPITAL

Issued and subscribed :
162974 equity shares fully paid		142,974	142,974

	TOTAL	142,974	142,974

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

Schedule 2: Fixed Assets				(C$)

			3/31/2007
	Furniture & Fixtures	Office Equipment	Total	As at March 31, 2006

Cost as at April 1, 2006	1,500	13,619	15,119	15,119

Additions	-	-	-

Deductions	-	-	-

Total as at March 31, 2007	1,500	13,619	15,119	15,119

Depreciation upto March 31, 2007	428	2,294	2,722	1,361

Depreciation upto March 31, 2006	214	1,147	1,361

Net value as at March 31, 2007	1,072	11,325	12,397	13,758

Net value as at March 31, 2006	1,286	12,472	13,758

Depreciation for the year	214	1,147	1,361

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		C $	C $

SCHEDULE 3 : SUNDRY DEBTORS
(Unsecured considered good)
Outstanding over six months		-	-
Other debts		19,806	31,711
	TOTAL	19,806	31,711

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :

With Canadian Imperial Bank of Commerce
On current account		40,068	5,651

With Hongkong Bank
On current account		16,247	31,164

	TOTAL	56,315	36,815

SCHEDULE 5 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.		34,636	35,140

Advances from customers		2,535	2,535

Dues to Parent Company		30,861	4,426

	TOTAL	68,032	42,101

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	31.03.2007	31.03.2006

	C $	C $

SCHEDULE 6 : OPERATING REVENUES

Subscription Income	32,045	32,289

Classified Income	11,503	12,888

Display Income	228,257	237,871

Retail Sale	11,055	9,309

TOTAL	282,860	292,357

SCHEDULE 7 : PERSONNEL EXPENSES

Salaries and allowances	50,825	58,680

Statutory dues	5,434	3,589

TOTAL	56,259	62,269

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Printing & Stationery	174,201	192,816
Mailing & Distribution	31,107	34,655
Office Expenses	6,391	8,155
Professional Fees for Tax Return	6,466	-
Editorial Expenses	14,768	19,279
Telephone Expenses	1,777	3,046
Travel & Entertainment Expenses	-	1,770
Repairs & Maintenance Expenses	1,000	-
Marketing Commission	7,086	6,897
Bank charges	2,142	805

TOTAL	244,937	267,422

INDIA ABROAD PUBLICATIONS (Canada) INC.

SCHEDULE 9:  ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise from subscription to the India Abroad weekly news paper and income from advertisements. Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

Subscription revenues are derived from the revenues received from the news paper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 year period.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost.  The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Office equipment	5 years

5.	Employee retirement benefits

The company does not have any employee retirement benefit plan.

Leave Encashment

The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.
(Contd…..2)

INDIA ABROAD PUBLICATIONS (Canada) INC.

(2)

6.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

7.	Income taxes

Income taxes are accounted for in accordance with Canadian  tax laws on Income accrued and form part of the Holding Company tax liabilities.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in Canada. Tax liabilities and provision is accounted for by the Holding company.

 B. NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

India Abroad Publications(Canada) Inc (“the Company") was incorporated in Canada on December  20th, 1983.  In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications, catering to the Asian-American  community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	The Company recognizes revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.

(Contd…..3)

INDIA ABROAD PUBLICATIONS (Canada) INC.

(3)

4.	Litigation:

 There are no pending litigations against the company.

5.	The prior year figures have been regrouped and reclassified to conform with those of the current year.

6.	Balance Sheet Abstract and Company’s General Business Profile.

(I)	Registration Details

Registration No.-Business No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2007
(dd/mm/yy)

(II)	Capital raised during the year (Amount in C$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in C$)

Total Liabilities C$	Total Assets C $
142,974	142,974

Sources of Funds

Paid - up Capital C$	Reserves & Surplus
142,974	Nil

Secured Loans	Unsecured Loans
Nil	Nil

(Contd…..4)

INDIA ABROAD PUBLICATIONS (Canada) INC.

(4)

Application of Funds

Net Fixed Assets C $	Investments $
12397	Nil

Net Current Assets C $	Misc. Expenditure
8090	Nil

Accumulated Losses C$
122487

(IV)	Performance of Company (Amount in C$) for the year ended March 31, 2007.

Turnover C $	Total Expenditure C$
282860	302557

Profit / Loss Before Tax C$		Profit / Loss After Tax C$
+ -	(19697)	+ -	(19697)
☐		☐

            (Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
(0.12)	Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
News Paper

        For  and on behalf of the board

         Ajit Balakrishnan
         Director
Mumbai, India
Dated: July 12, 2007

 Rediff.com Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

PATKAR & PENDSE
INDIA

Directors’ Report

The Board of Directors present Rediff.com Inc.’s audited financial statements of the year ended 31st March 2007.

PRINCIPAL ACTIVITIES

Rediff.com Inc., is a wholly owned subsidiary of Rediff Holdings Inc. Rediff.com Inc. derives revenue from a website targeted at the Indian American community.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that the Company earned gross income of US $ 2,723,807/-. Gross Profit (before depreciation, amortisation, impairment write down and taxes) is US $ 1,817,660 /-. After giving effect to other adjustments, the net profit of US $ 1,817,660/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

Director

Date: July 12, 2007

REPORT OF THE AUDITORS

The Board of Directors,
Rediff.Com Inc.

We  have  audited  the  attached  Balance Sheet of REDIFF.com INC., a wholly owned subsidiary of Rediff Holdings Inc. incorporated in the United States, as at March 31, 2007 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.   These financial statements are the responsibility of the Company’s Management.  Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2007;
and

ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
 For Patkar & Pendse
Chartered Accountants

B.M. Pendse
Partner.
M.No. 32625
Place :  Mumbai
Date   : July 12, 2007

Rediff.com Inc.

Balance Sheet as at March 31, 2007

		Schedule	As at	As at
		No.	31.3.2007	31.3.2006
			US $	US $
I. SOURCES OF FUNDS

Shareholders' funds :

Capital		1	5	5

Reserves & Surplus
Securities premium			3,332,145	3,332,145

	TOTAL		3,332,150	3,332,150

II. APPLICATION OF FUNDS

Fixed assets :		2
Gross Block			601,011	601,011
Less : Depreciation			601,011	601,011
Net Block			-	-

Current assets, loans and advances :
Sundry debtors		3	698,898	367,171
Cash and bank balances		4	15,036	67,634
Loans and advances		5	1,637,649	766,129
			2,351,582	1,200,934
Less : Current liabilities and provisions :
Liabilities		6	98,642	765,681
Provisions			407	382
			99,049	766,063
Net current assets			2,252,534	434,871

Profit and loss account			1,079,616	2,897,279

	TOTAL		3,332,150	3,332,150
			0
Accounting policies and notes to
balance sheet and profit and loss account		9

As per our attached report of even date
For Patkar & Pendse			For and on behalf of the board
Chartered Accountants

B.M.Pendse			A.Balakrishnan
Partner			Director
M.No. 32625

Mumbai, India			Mumbai, India
Dated: July 12, 2007			Dated: July 12, 2007

Rediff.com Inc

Profit & Loss Account for the year ended March 31, 2007

	Schedule
	No.
		31.3.07	31.3.06

		US $	US $

INCOME

Display income		2,723,807	1,214,361

Misc. income		0	25,000

		2,723,807	1,239,361

EXPENDITURE

Personnel expenses	7	828,280	725,966

Operating and other expenses	8	77,867	45,390

Depreciation		-	-

		906,146	771,357

Profit/ Loss for the year before tax		1,817,660	468,004

Provision for tax/ Taxes paid		-	-
		1,817,660	468,004

Deficit brought forward from previous year		(2,897,277)	(3,365,281)

Balance carried to balance sheet		(1,079,616)	(2,897,277)

Basic and Diluted Earnings Per Share (US$)		363.53	93.60

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

Rediff.com Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 1 : CAPITAL

Authorized :
10000 shares @ $0.001 per share		10	10

Issued and subscribed :
5000 shares @ $0.001 per share; par value		5	5

	TOTAL	5	5

Rediff.com Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

Schedule 2: Fixed Assets

(US$)

	Furniture & Fixtures	Computer Equipment	03-31-2007	As at March 31, 2006

Cost as at April 1, 2006	44,421	556,590	601,011	601,011

Additions	-	-	-	-

Deductions	-	-	-	-

Total as at March 31, 2007	44,421	556,590	601,011	601,011

Depreciation upto March 31, 2007	44,421	556,590	601,011	601,011

Net value as at March 31, 2007	-	-	-	-

Rediff.com Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 3 : SUNDRY DEBTORS

Sundry debtors
(Unsecured considered good)
Outstanding over six months		49,575	19,969
Other debts		709,242	377,702
		758,817	397,671

Less : Provision for doubtful debts		59,919	30,500
		698,898	367,171

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :

With Citibank
In current account		15,036	67,634

	TOTAL	15,036	67,634

SCHEDULE 5 : LOANS AND ADVANCES
(Unsecured )

Due from group companies		1,637,649	766,088

Advances recoverable in cash
or in kind or for value to be received		-	41

	TOTAL	1,637,649	766,129

Notes :
1. (a) Considered good		1,637,649	766,129
(b) Considered doubtful		-	-
		1,637,649	766,129

SCHEDULE 6 : CURRENT LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.		98,642	57,223

Due to parent / group companies		-	708,458

	TOTAL	98,642	765,681

Rediff.com Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 7 : PERSONNEL EXPENSES

Salaries and allowances	771,678	676,704

Statutory dues	56,602	49,262

TOTAL	828,280	725,966

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Travelling expenses	7,699	696
Web hosting expenses	13,025	-
Payroll processing fee	2,995	3,196
Advertising	3,640	-
Office expenses	3,089	7,227
Bad debts	29,419	25,000
Professional fees	18,000	9,272
	77,867	45,390

Rediff.com Inc.

SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of revenues from online advertising.  Online advertising includes advertisement and sponsorships.

Online advertising

Advertisement and sponsorship income is derived from customers who advertise on the Company's website or to whom direct links from the Company's website to their own websites are provided .

Revenue from advertisement and sponsorships is recognized ratably over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company's website, which generally provide users with direct links to sponsor websites. These revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions, or times, that an advertisement appears in pages viewed by users of the Company's portal. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

(Contd…..2)

Rediff.com Inc.

(2)

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost.  The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment	3 to 5 years

5.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued and form part of the Parent company Income tax liability.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities  and provision is accounted for by the Holding Company.

 B.  NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

Rediff.com Inc (“the Company") was incorporated on July 30, 1999. On February 27, 2001, Rediff Holdings Inc. acquired thinkindia.com Inc (“thinkindia”) which was renamed as Rediff.Com Inc. Rediff.Com provides the Rediff Group  with technology, marketing and content support in the United States.

The Company is one of the leading Internet destinations, or portals, focusing on India and the global Indian community. Its websites consists of interest specific channels relevant to Indian interests such as cricket, astrology, matchmaker and movies, content on various matters like news and finance, search facilities, a range of community features such as e-mail, chat, messenger and e-commerce.

2.	The Company recognizes as revenues from advertisements and online marketing and hence requirements as to quantitative information are not applicable.

3.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

4.	Litigation:

There are no pending litigations against the company.
(Contd…..3)

Rediff.com Inc.

(3)

5.	Prior year figures have been regrouped and reclassified to conform those of the current year.

6.	Balance Sheet Abstract and Company’s General Business Profile.

(I)	Registration Details

Registration No./Tax ID No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2007
(dd/mm/yy)

(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities US $	Total Assets US $
3,332,150	3,332,150

Sources of Funds

Paid - up Capital $	Reserves & Surplus
5	3,332,145

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets	Investments
0	0

Net Current Assets $	Misc. Expenditure
2252534	0

Accumulated Losses
1079616
(Contd…..4)

Rediff.com Inc.

(4)

(IV)	Performance of Company (Amount in US $) for the year ended March 31, 2007

Turnover $	Total Expenditure $
2723807	906148

Profit / Loss Before Tax		Profit / Loss After Tax
+ -	1817660	+ -	1817660
☐		☐

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
$363.53	Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
On line Advertising

For  and on behalf of the board

        Ajit Balakrishnan
           Director

Mumbai, India
Dated : July 12, 2007

Value Communications Corporation

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

Patkar & Pendse
India

Directors’ Report

The Board presents Value Communication Corporation Inc’s audited financial statements for the year ended on 31st March 2007.

REVIEW OF BUSINESS

Following the sale of its long distance phone card business in April 2004, the Company is currently not engaged in any business.

Gross Loss (before depreciation, amortisation, impairment write down and taxes) is US $ 428/-. After giving effect to other adjustments, the net loss of US $ 428/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

Director

Date: July 12, 2007

REPORT OF THE AUDITORS

The Board of Directors,
Value Communications Corporation

We  have  audited  the  attached  Balance Sheet of VALUE COMMUNICATIONS CORPORATION, a wholly owned subsidiary of Rediff.com India Limited incorporated in the United States, as at March 31, 2007 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.   These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 6 to the Accounts.

(d)
Although the business of the Company was sold along with certain assets on 8th April, 2004; (refer note no.1 to the accounts) these financial statements for the year have been prepared by the Management as if the Company continues to be a ‘going concern’.

(e)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2007;
and

ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
                                            For Patkar & Pendse
                                           Chartered Accountants

Place : Mumbai	B.M. Pendse
Date : July 12, 2007	Partner
M.No. 32625

Value Communications Corporation

Balance Sheet as at March 31, 2007

		Schedule	As at	As at
		No.	31.03.2007	31.03.2006
			US $	US $
I. SOURCES OF FUNDS

Shareholders' funds :
Share Capital		1	7,146,432	7,146,432

	TOTAL		7,146,432	7,146,432

II. APPLICATION OF FUNDS
Current assets, loans and advances :
Cash and bank balances		2	12,933	55,574
Loans and advances		3	208,176	208,176
			221,109	263,750

Less : Current liabilities and provisions :
Liabilities		4	3,072,239	3,114,452
			3,072,239	3,114,452
Net current assets			(2,851,130)	(2,850,702)

Profit and loss account			9,997,562	9,997,134

	TOTAL		7,146,432	7,146,432
			-
Accounting policies and notes to
balance sheet and profit and loss account		6

As per our attached report of even date
For Patkar & Pendse			For and on behalf of the board
Chartered Accountants

B.M.Pendse			A.Balakrishnan
Partner			Director
M.No. 32625

Mumbai, India			Mumbai, India
Dated: July 12, 2007			Dated: July 12, 2007

Value Communications Corporation

Profit & Loss Account for the year ended March 31, 2007

	Schedule
	No.
		31.03.2007	31.03.2006

		US $	US $

INCOME		-	-
		-	-

EXPENDITURE

Operating and other expenses	5	428	-

Profit/ (Loss) for the year before tax		(428)	-

Less :Provision for tax		-	-

Loss after Tax		(428)	-

Deficit brought forward from previous year		(9,997,134)	(9,997,134)

Balance carried to balance sheet		(9,997,562)	(9,997,134)

Accounting policies and notes to
balance sheet and profit and loss account	6

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: July 12, 2007		Dated: July 12, 2007

Value Communications Corporation

Schedule 1 to 6 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 1 : SHARE CAPITAL

Authorized :
20,000,000 shares common stock, no par value		-	-

Issued and subscribed :
12,000,000 shares common stock		7,146,432	7,146,432

	TOTAL	7,146,432	7,146,432

Value Communications Corporation

Schedule 1 to 6 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

		As at	As at
		31.03.2007	31.03.2006

		US $	US $

SCHEDULE 2 : CASH AND BANK BALANCES

Bank balances :

Citi Bank N.Y.
On current account		12,933	55,574

	TOTAL	12,933	55,574

SCHEDULE 3 : LOANS AND ADVANCES
ADVANCES (Unsecured considered good)

Advances recoverable in cash
or in kind or for value to be received

From Parent Company		139,847	139,847
Others		68,329	68,329

	TOTAL	208,176	208,176

SCHEDULE 4 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.		14,369	14,892

- Dues to Parent / Group companies		3,057,870	3,099,560

	TOTAL	3,072,239	3,114,452

Value Communications Corporation

Schedule 1 to 6 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2007

	31.03.2007	31.03.2006

	US $	US $

SCHEDULE 5 : OPERATING AND OTHER EXPENSES

Bank Charges	428	-
TOTAL	428	-

Value Communications Corporation

SCHEDULE 6: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Pursuant to the sale of business on 8th April 2004, the Company does not have any revenues.

4.	Fixed assets and depreciation

Pursuant to the sale of business on 8th April 2004, the Company does not hold any fixed assets.

5.	Income taxes

Income taxes are accounted for in accordance with the US tax laws.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws.

6.	Deferred Income Taxes

As of March 31, 2007, the components of the Company’s net deferred tax assets are as follows:

As of March 31,2006, the Company had net operating loss carry forwards of approx  US.$ 2,915,000 for federal income tax purposes, which expire in the years 2021 to 2025. Realization of the future tax benefits related to the deferred tax  income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

Value Communications Corporation

 B.  NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

Organization and Business

1.
Value Communications Corporation (“ValuCom” or the “Company”) is a wholly-owned subsidiary of Rediff.com India, Ltd (“Rediff”). An event having significant impact on the Company, occurred on 8th April, 2004, where the Company’s entire business was sold to World Quest Networks, Inc.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.
.
3.	Litigation:

There are no pending litigations against the Company.

4.	Prior year figures have been regrouped and reclassified, wherever necessary, to conform with those of the current year.

5.	Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2007
(dd/mm/yy)

(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$ )

Total Liabilities	Total Assets
7,146,432	7,146,432

Sources of Funds

Paid - up Capital	Reserves & Surplus
7,146,432	NIL

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets	Investments
Nil	Nil

Net Current Assets	Accumulated Losses
(2,851130)	9997562

(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2007.

Turnover $	Total Expenditure $
-	428

Profit / Loss Before Tax	Profit / Loss After Tax
(428) -	+ (428) -	-
☐	☐

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
Prepaid calling cards

 For  and on behalf of the board

         Ajit Balakrishnan
         Director

Mumbai, India
Dated: July 12, 2007

REDIFF.COM INDIA LTD
Regd. Office: 1st  Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016

ATTENDANCE SLIP

Folio No.
No. of Shares held

I hereby record my presence at the Twelfth Annual General Meeting of the Company being held at Registered Office at 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016 at 10.00 a.m. (IST) on Friday, 21st September, 2007.

__________________________
Signature of attending Member/Proxy

Name: _____________________

Note: A member/proxy holder attending the meeting must bring the Attendance Slip to the meeting and hand it over at the entrance duly signed.

REDIFF.COM INDIA LTD
Regd. Office: 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016

PROXY

I/We, ___________________________________________________, of _______________________ in the district of ___________________________ being a member/members of the above Company hereby appoint ___________________________________________________ of _______________________ in the district of __________________________________________ or failing him ____________________ of __________________________________________ in the district of ___________________________ as my/our Proxy to attend and vote  for me/us and on my/our behalf at the Twelfth Annual General Meeting of the Company to be held on Friday, 21st September, 2007 at 10a.m.(IST) and at any adjournment thereof.

Signed this _______________________ day of _________________ 2007

Folio No .
No. of Shares held
Signature ___________              ___________

This form is to be used in favour of* / against* the resolution. Unless otherwise instructed, the proxy will act as he thinks fit.
* Strike out whichever is not applicable.
Note:  1.   The Proxy must be returned so as to reach the registered office of the Company not less than 48 hours before the time for holding of the aforesaid meeting.
           2.    A proxy need not be a member.